Exhibit 99.2

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of March 30, 2011, by and among MILESTONE HOLDING CORPORATION, a Delaware corporation (“Milestone”), and the undersigned shareholder(s) (the “Shareholder”, which term is used to describe all undersigned shareholders together if more than one) of Da-Lite Screen Company, Inc., an Indiana corporation (the “Company”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, pursuant to an Agreement and Plan of Merger by and among Milestone, Milestone AV Technologies LLC (solely for purposes of Section 6.05 thereof), DLI Acquisition Corporation, an Indiana corporation and a wholly owned subsidiary of Milestone (“Newco”), the Company and DL Shareholder Representative, LLC, a Texas limited liability company (the “Shareholder Representative”), entered into concurrently with the date of this Agreement (the “Merger Agreement”), Newco will merge with and into the Company, with the Company continuing as the surviving corporation, and all of the Common Shares shall be cancelled in consideration of payment of the Merger Consideration (the Merger and the cancellation of the Common Shares being sometimes referred to in this Agreement as the “Transaction”);

WHEREAS, the Shareholder is the beneficial owner of, or exercises control and direction over, the number of issued and outstanding Common Shares as set forth on the signature page hereof;

WHEREAS, the Shareholder has had a fair opportunity to review the Merger Agreement and to consult with legal, tax, financial and other advisers of the Shareholder’s choosing to the extent such Shareholder has desired to have such consultation(s); and

WHEREAS, as a material inducement for Milestone and Newco to enter into the Merger Agreement with the Company and thereby provide the benefits of the Transaction to the Shareholder, the Shareholder is willing (among other terms and conditions set forth in this Agreement) to (i) in accordance with the terms hereof, not transfer or otherwise dispose of any of such Shareholder’s Common Shares, or any other shares or securities of the Company issued, issuable, exchanged or exchangeable, in respect of any Common Shares or Company Options (the “Securities”); (ii) vote, or use the Shareholder’s best efforts to cause to be voted, the Shareholder’s Common Shares as set forth herein; and (iii) not take any action, or permit any action to be taken, that would cause any of the Securities to be eligible for cash payments pursuant to a judicial appraisal of the fair value of those Securities under Chapter 44 of the Indiana Business Corporation Law (Indiana Code 23-1-44-1 et seq.) (“Chapter 44 Rights”).

AGREEMENT

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the Shareholder (jointly and severally, if more than one) agrees with Milestone and Newco as follows:

1. Transfer and Encumbrance. The Shareholder agrees that the Shareholder will not take, or permit to be taken, any action prior to the Expiration Date (as defined below) to, directly or indirectly: (a) transfer, sell, assign, give, grant, pledge, exchange or otherwise dispose of or encumber the Securities (except as may be specifically required by final, non-appealable court order, in which case the Shareholder shall give Milestone prior written notice and any such transferee shall be required, as a condition to such transfer, to agree to be bound by the terms and conditions of this Agreement), or to make any offer or agreement relating thereto; (b) deposit any of the Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Securities, or grant any proxy or power of attorney with respect thereto, in each case, in a manner that conflicts, or could reasonably be expected to conflict, with the Shareholder’s obligations hereunder; or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, exchange or other disposition or transfer of any interest in, or the voting of, any of the Securities, in each case, in a manner that conflicts, or could reasonably be expected to conflict, with the Shareholder’s obligations hereunder. As used herein, the term “Expiration Date” shall mean the date on which the Merger Agreement is terminated in accordance with its terms.

2. Agreement to Vote and Not to Exercise Chapter 44 Rights. Prior to the Expiration Date, at every meeting of the Shareholders called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the Shareholders with respect to any of the following, the Shareholder agrees to vote (or cause to be voted) the Common Shares owned of record directly by such Shareholder, and, to the fullest extent legally permitted, to cause holders of record of other Common Shares over which the Shareholder has the sole or shared power to vote (or to direct the vote) to vote (and to provide evidence thereof within ten (10) days prior to any such meeting) (such directly owned and other Common Shares being referred to herein collectively as the “Shares”) the Shares as follows: (a) in favor of approval of the Transaction, the Merger Agreement, the Merger Certificate and the transactions contemplated, respectively, thereby; (b) if required under Applicable Law, in favor of any alternative structure contemplated by the Merger Agreement; and (c) against the consummation of any proposal with respect to the acquisition of control of the Company by any Person other than Milestone or its Affiliates, or any action, proposal, agreement or transaction (other than the Transaction, the Merger Agreement or the transactions contemplated, respectively, thereby) that in any such case could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement, of the Company under the Merger Agreement, which could reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled, or which would be inconsistent with the Transaction or any other transaction contemplated by the Merger Agreement. Further, Shareholder shall cause all of such Shares not to become the subject of any communication to the Company that might reasonably be construed as asserting an intention by the Shareholder to exercise Chapter 44 Rights, or a claim of such Chapter 44 Rights, in respect of any such Shares. Prior to the Expiration Date, the Shareholder will not enter into any agreement or understanding with any Person to vote such Shares in a manner inconsistent with this Agreement or to exercise Chapter 44 Rights. This Agreement is intended to bind the Shareholder as a shareholder of the Company only with respect to the specific matters set forth herein. Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict the Shareholder from voting in his, her or its sole discretion on any matter other than those matters referred to in this Agreement.

3. No Opposition; Exclusivity.

3.1 Prior to the Expiration Date, the Shareholder agrees not to take, or cause to be taken, any action in the Shareholder’s capacity as a holder of Securities of the Company that would, or would be reasonably likely to, have the purpose or effect of preventing the consummation of the Transaction and the transactions contemplated by the Merger Agreement. Prior to the Expiration Date, the Shareholder agrees to take, or cause to be taken in its capacity as a holder of Securities of the Company, all actions necessary to execute and deliver a Letter of Transmittal and an Election.

3.2 From the date of this Agreement until the Closing Date, the Shareholder shall not, nor shall the Shareholder permit or cause any of its Affiliates, Family Members or representatives to, directly or indirectly: (a) solicit, initiate, seek, encourage or support any inquiries, proposals or offers from any Person (other than Milestone or its Affiliates) relating to, (b) furnish any non-public information to any Person (other than Milestone) relating to, (c) facilitate any inquiries or the making of any proposal which constitutes or may reasonably be expected to lead to, or (d) engage in any discussion or negotiations with or consider the merits of, or accept any unsolicited inquiries or proposals from any Person (other than Milestone) relating to, any transaction involving the sale of all or a substantial portion of the assets of the Company or all or a substantial portion of the Company’s capital stock (including, without limitation, the Shares), whether through a stock sale, merger, consolidation, reorganization, recapitalization, share exchange, business combination or similar transaction involving the Company or the Shareholder (each such transaction referred to herein as a “Proposed Acquisition Transaction”). The Shareholder shall promptly (but in any event within two (2) Business Days) notify Milestone of any Proposed Acquisition Transaction (which notice shall include the identity of the Person making the proposal, the beneficial owner(s) thereof, if any, the material terms of such proposal and, to the extent such proposal is made in writing, a copy of such proposal).

4. New Securities. The Shareholder hereby agrees that any shares of the capital stock or other securities of the Company that the Shareholder purchases, or with respect to which the Shareholder otherwise acquires a right to acquire or other beneficial ownership, after the date of this Agreement and prior to the Expiration Date (the “New Securities”), and any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable in respect of any New Securities, shall become subject to the terms and conditions of this Agreement to the same extent as if they constituted Securities.

5. Representations, Warranties and Covenants of Shareholder. The Shareholder (and if more than one signatory exists for the Shareholder, all such signatories, jointly and severally) hereby represents and warrants to, and covenants with, Milestone that:

5.1 Ownership. Except as may be noted on the signature page hereof, the Person(s) who or that has (have) signed this Agreement as the Shareholder has (have) good and marketable title to, and is (are) the sole legal and beneficial owners of Securities in the numbers that are specified on the signature page hereof. As of the date hereof, such Person(s) does (do) not beneficially own any shares of the capital stock of the Company or other securities issued by the Company other than the Shareholder’s Securities that are so identified. No Person acting on behalf of any such Person(s) has provided Milestone with any information concerning the nature of ownership of the numbers of Securities identified on the signature page hereto that is false or misleading in any respect.

5.2 Authorization; Binding Agreement. The Shareholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby and has sole voting power and sole power of disposition with respect to all of the Shares with no restrictions on the Shareholder’s voting rights or rights of disposition pertaining thereto, except as specified by the signature page hereof. The Shareholder has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms.

5.3 No Violation. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or by the Merger Agreement or any of the other Transaction Documents will (a) violate, or cause a breach of or default (or an event which with notice or the lapse of time or both would become a default) under, any contract, agreement or understanding, or any judgment, order or arbitration award, that is binding upon the Shareholder; or (b) cause the acceleration of any obligation under or give to any other Person any right of termination, amendment, acceleration or cancellation of, or result in the creation of an option or purchase right in favor of any Person, or any Lien on any property or asset of the Shareholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Shareholder is subject or by which the Shareholder or any of the Shareholder’s properties or assets are bound. No proceedings are pending which, if adversely determined, would have an adverse effect on any ability of the Shareholder to vote or dispose of any of the Securities.

5.4 Public Disclosure. The Shareholder agrees not to make any public disclosure or announcement of or pertaining to this Agreement, the Transaction, the Merger Agreement or the transactions contemplated, respectively, thereby, nor to disclose that any discussions or negotiations are taking place in connection therewith without the prior written consent of both Milestone and the Company; provided, however, that the Shareholder may make such disclosures if and to the extent that such are required, in the written opinion of counsel for the Shareholder, by Applicable Law, subject to prior consultation by the Shareholder or the Shareholder’s counsel concerning the proposed disclosure and the legal reasons therefor with counsel for Milestone and the Company.

6. Further Assurances. The Shareholder hereby covenants and agrees to execute and deliver, or cause to be executed or delivered, such proxies, consents, waivers and other instruments, and undertake any and all further action, necessary or desirable, in the reasonable opinion of Milestone, to carry out the purpose and intent of this Agreement and to consummate the Transaction, the Merger Agreement and the transactions contemplated hereby and thereby, including, without limitation, the Elections.

7. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date; provided, however, that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Expiration Date.

8. Miscellaneous.

8.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

8.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the others; provided, however, that Milestone may freely assign its rights to an Affiliate of Milestone without such prior written approval but no such assignment shall relieve Milestone of any of its obligations hereunder. Any purported assignment without such consent shall be void. No provision of this Agreement shall be for the benefit of any third party, except that the Company is an intended third-party beneficiary of the Shareholder’s agreements pursuant to this Agreement, and Milestone may provide a copy of this Agreement to the Company and the Company’s counsel.

8.3 Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

8.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Milestone will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Milestone, Milestone shall have the right to enforce this Agreement and its individual covenants and agreements by specific performance, injunctive relief or by any other means available to Milestone at law or in equity.

8.5 Notices. All notices and other communications provided for hereunder shall be in writing and shall be deemed to have been given (a) in the case of personal delivery, when addressed to the other party and delivered to the address set forth below, (b) in the case of mailing, three (3) days after said notice has been deposited in the United States mail, postage prepaid, by certified or return mail, and addressed to the other party as set forth below, and (c) in the case of facsimile and in all other cases, when received by the other party. The addresses at which notices may be sent under this Section are the following:

If to Milestone, to:

c/o Milestone AV Technologies LLC

8401 Eagle Creek Parkway

Savage, MN 55378

Attention: Scott J. Gill, President and CEO

Facsimile: (877) 894-6918

with a copy to:

The Duchossois Group, Inc.

845 N. Larch Avenue

Elmhurst, IL 60126-1196

Attention: Eric A. Reeves, Vice President and

          General Counsel

Facsimile: (630) 530-6051

and to:

Vedder Price P.C.

222 North LaSalle Street, Suite 2400

Chicago, IL 60601

Attention: Michael A. Nemeroff, Esq.

Facsimile: (312) 609-5005

If to any Person who has signed this Agreement as Shareholder, to the address or facsimile number set forth beneath the Shareholder’s signature below.

8.6 Governing Law; Waivers; Personal Jurisdiction.

(a) Governing Law. Except to the extent that the laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to the Merger or the matters arising under or in connection with this Agreement, this Agreement shall be governed by the laws of the State of Indiana without regard to any applicable conflicts of law provisions thereof that would require the application of the laws of another jurisdiction.

(b) EXCLUSIVE JURISDICTION. THE PARTIES HERETO AGREE THAT ALL ACTIONS TO ENFORCE THIS AGREEMENT AND ALL DISPUTES AMONG OR BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG OR BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY A STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, CHICAGO, ILLINOIS, AND THE PARTIES HERETO HEREBY CONSENT AND SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURT.

(c) WAIVERS. THE PARTIES HERETO HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THEM AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THIS AGREEMENT AND THE SIGNATURE PAGES HERETO,

AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN COOK COUNTY, ILLINOIS IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION TO ENFORCE THIS AGREEMENT OR BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PARTIES HERETO AGREE THAT COOK COUNTY, ILLINOIS IS A REASONABLY CONVENIENT FORUM TO RESOLVE ANY DISPUTE AMONG THE PARTIES HERETO. EACH OF THE PARTIES HERETO REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES HIS OR ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(d) OTHER JURISDICTIONS. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT EACH PARTY HERETO SHALL HAVE THE RIGHT TO PROCEED AGAINST ANY OTHER PARTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PARTY TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN SUCH PARTY’S FAVOR. EACH PARTY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE TO THE LOCATION OF THE COURT IN WHICH ANY PARTY HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SECTION.

8.7 Entire Agreement. This Agreement contains the entire understanding of Milestone and the Shareholder in respect of the subject matter hereof and, except for any agreements between Milestone and the Shareholder specifically referenced on the signature page hereof, supersedes all prior negotiations and understandings between or among the parties with respect to such subject matter.

8.8 Counterparts. This Agreement may be executed (and delivered, in original form or by electronic mail or by facsimile transmission) in several counterparts, each of which shall be an original, but all of which together shall (when executed and delivered between or among two or more signatories) constitute one and the same agreement.

8.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

8.10 No Limitation on Actions of the Shareholder as Director or Officer. Notwithstanding anything to the contrary in this Agreement, in the event the Shareholder, or a representative of the Shareholder, is an officer or director of the Company, nothing in this Agreement is intended or shall be construed to require the Shareholder, or its representative, as the case may be, in such individual’s capacity as an officer or director of the Company, to act or fail to act in accordance with such individual’s fiduciary duties in such capacity.

8.11 Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

8.12 Disclosure. The Shareholder hereby authorizes Milestone and the Company to disclose the identity of the Shareholder and the nature and amounts of its commitments, arrangements and understandings under this Agreement (and to file publicly a copy of this Agreement in that connection) in any reports or other filings or communications that either Milestone or the Company may be required to file under any Applicable Law (without seeking confidential treatment of such disclosure), including, without limitation, any report filed with the Securities and Exchange Commission.

[Signature Pages Follow]

Milestone Signature Page to Voting Agreement

IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

MILESTONE HOLDING CORPORATION

By:	/s/ Robert L. Fealy

Name:	Robert L. Fealy

Title:	Executive Vice President

Shareholder Signature Page to Voting Agreement

[Contact Information Omitted] SHAREHOLDER

By:	/s/ Wayne Kern
Print Name of Shareholder and Representative Capacity of Signatory if Applicable:

By:	Wayne Kern 2008 GRAT
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ Wayne Kern, Trustee

By:	/s/ Donna Kern
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

By:	Donna Kern 2008 GRAT
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ Donna Kern, Trustee

Shareholder Signature Page to Voting Agreement

By:	/s/ Richard E. Lundin
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

By:	James S. Cownie Revocable Trust
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ James S. Cownie, Trustee

By:	James S. Cownie GRAT
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

Bankers Trust Comapny
By: /s/ Mindy Nussbaum, Vice President

By:	David J. Lundquist Revocable Trust
dated November 19, 2002
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ David J. Lundquist, Trustee

Shareholder Signature Page to Voting Agreement

By:	/s/ James M. Hoak
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

By:	/s/ Nancy J. Hoak
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

By:	/s/ David N. Walthall
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

By:	/s/ Judith Loughran
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

By:	/s/ Jerry C. Young
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

Shareholder Signature Page to Voting Agreement

By:	/s/ Myanne E. Doherty
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

By:	/s/ Christopher T. Walthall
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

By:	David Lundquist II Trust
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ Michael D. Johnson, Trustee

By:	John Lundquist Trust
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ Michael D. Johnson

By:	Kathleen Power Trust
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

Kathleen Power, Trustee

Shareholder Signature Page to Voting Agreement

By:	Samuel Todd Trust
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ J. Hale Hoak, Trustee

By:	Hale Hoak Trust
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ J. Hale Hoak, Trustee

By:	Mary Margaret Hoak Trust
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ J. Hale Hoak Trustee

By:	Abigail Hoak Trust
Print Additional Name of Shareholder if Joint or Common or Group Owners and Representative Capacity of Signatory if Applicable:

/s/ J. Hale Hoak, Trustee